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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           November 23, 2004


                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

        Kansas                   0-20269                48-0201080
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   (State or other          (Commission File           (IRS Employer
     jurisdiction                Number)             Identification No.)
  of incorporation)


401 Cottage, Abilene, KS                               67410-2832
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code               (785) 263-3350





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    (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

       On November 23, 2004, Duckwall-Alco Stores, Inc. (the "Company") announced that its Board of Directors had regretfully accepted the voluntary resignation of Glen Shank as the Company's Chairman of the Board and President. As previously reported, Mr. Shank's retirement will become effective on the earlier of April 30th, 2005, or when a successor has been hired and the transition to that successor is complete.

       In connection with his retirement, the Company has agreed to make severance payments to Mr. Shank which equal one year of his current base compensation. The severance payments will be paid in equal monthly installments starting at the end of the month following the date of his retirement. In addition, Mr. Shank will continue to retain the rights available to him under his existing employment agreement.


Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

      On November 23, 2004, the Company issued a press release and held an investor conference call to discuss its results of operations for the nine months and fiscal quarter ended October 31, 2004. A copy of the script of that conference call is attached hereto as Exhibit 99.2 and incorporated by reference herein. A copy of the press release was filed with the Securities and Exchange Commission earlier today as Exhibit 99.1 to it Current Report on Form 8-K.

Section 9 -     Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.


Exhibit No.              Description
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                         Press Release, dated November 23, 2004
                         (Previously filed as Exhibit 99.1 to our
99.1                     Current Report on Form 8-K, dated November
                         23, 2004, and incorporated by reference
                         herein)

99.2                     Script of November 23, 2004 investor
                         conference call


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  (Registrant)
                                           Duckwall-ALCO Stores, Inc.

 Date:  November 23, 2004              By: /s/ Richard A. Mansfield
                                           --------------------------------
                                           Name:  Richard A. Mansfield
                                           Title: Vice President - Finance
                                                  Chief Financial Officer